Fees Summary	Oct. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 50,375,000
Previously Paid Amount	0.00
Total Fee Amount	6,956.79
Total Offset Amount	0.00
Net Fee	$ 6,956.79